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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

COTIVITI HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37787 (Commission File Number)	46-0595918 (I.R.S. Employer Identification No.)

One Glenlake Parkway Suite 1400 Atlanta, Georgia (Address of principal executive offices)	30328 (Zip Code)

(770) 379-2800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

        On June 19, 2018, Cotiviti Holdings, Inc., a Delaware corporation ("Cotiviti"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Verscend Technologies, Inc., a Delaware corporation ("Verscend"), and Rey Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Verscend ("Merger Sub"). The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into Cotiviti (the "Merger"), with Cotiviti continuing as the surviving corporation and a wholly owned subsidiary of Verscend. The board of directors of Cotiviti (the "Cotiviti Board") has unanimously approved the Merger Agreement and the transactions contemplated thereby (including the Merger) and directed that the Merger Agreement be submitted to the stockholders of Cotiviti for their adoption.

        Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the "Effective Time") and as a result of the Merger, each share of common stock of Cotiviti issued and outstanding immediately prior to the Effective Time (other than shares held by Verscend or any subsidiary of Verscend (or any of their respective subsidiaries), in the treasury of Cotiviti or by a stockholder who properly exercises and perfects appraisal of his, her or its shares under Delaware law) will be cancelled and extinguished and automatically converted into and thereafter represent the right to receive $44.75 in cash, without interest and less any required withholding taxes (the "Merger Consideration"). In addition, immediately prior to the Effective Time and as a result of the Merger, (a) each option to purchase shares of Cotiviti common stock that is outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, will vest in full and will be converted into the right to receive a cash payment equal to the product of the Merger Consideration, net of the exercise price (and subject to applicable tax withholding) and the aggregate number of shares subject to the option, and (b) each award of restricted stock and restricted stock units covering shares of Cotiviti common stock that is outstanding immediately prior to the Effective Time, whether vested or unvested, will vest in full and will be converted into the right to receive a cash payment equal to the product of the Merger Consideration and the aggregate number of shares subject to the award (and subject to applicable tax withholding). The consummation of the Merger is subject to customary closing conditions, including, among others, the following mutual conditions to the obligations of the parties: (i) the adoption of the Merger Agreement by the holders of a majority of Cotiviti's outstanding common stock; (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired or having been terminated; (iii) the Merger having not then been enjoined, made illegal or otherwise prohibited by any applicable law or any order, judgment, decree, injunction or ruling (whether temporary, preliminary or permanent) of any governmental authority (each, a "Governmental Order") or by any proceeding then pending by a governmental authority seeking any Governmental Order; (iv) the truth and accuracy of the other party's representations and warranties in the Merger Agreement, subject in certain cases to a de minimis, materiality or material adverse effect (each as described in the Merger Agreement) standard; and (v) the compliance with or performance, in all material respects, of the other party's covenants and obligations in the Merger Agreement required to be performed at or prior to the consummation of the Merger. In addition, the consummation of the Merger is subject to the following closing condition to the obligations of Verscend and Merger Sub: the absence of a "Company Material Adverse Effect" (as defined in the Merger Agreement) with respect to Cotiviti and its subsidiaries, taken as a whole.

        Cotiviti has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its business, in all material respects, in the ordinary course of business and in a manner consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger; (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by

Verscend; (iii) to convene and hold a meeting of its stockholders for the purpose of the adoption of the Merger Agreement by Cotiviti's stockholders; and (iv) subject to certain exceptions, not to withdraw, modify or qualify in a manner adverse to Verscend the recommendation of the Cotiviti Board in its proxy statement for the foregoing stockholders' meeting that its stockholders vote for the adoption of the Merger Agreement.

        Cotiviti has agreed, in each case subject to the fulfillment of certain fiduciary obligations of the Cotiviti Board, (i) to cease any existing, and not to solicit, initiate or knowingly facilitate any additional discussions or negotiations with or encouragement of third parties regarding other proposals to acquire Cotiviti or any alternative business combination transactions to the Merger, (ii) not to furnish non-public information to or participate or engage in negotiations with any third parties in connection with other proposals to acquire Cotiviti or any alternative business combination transactions to the Merger, and (iii) to certain other restrictions on its ability to respond to such proposals. However, subject to the satisfaction of certain conditions, Cotiviti and the Cotiviti Board, as applicable, are permitted to take certain actions which may, as more fully described in the Merger Agreement, include changing the recommendation of the Cotiviti Board following receipt of a "Superior Proposal" (as defined in the Merger Agreement) or after an "Intervening Event" (as defined in the Merger Agreement) if the Cotiviti Board has concluded in good faith after consultation with its financial and outside legal advisors that the failure to effect a change of recommendation would be inconsistent with the fiduciary duties owed by the Cotiviti Board to the stockholders of the Company under applicable law.

        The Merger Agreement contains certain termination rights for Cotiviti and Verscend, including the right of Cotiviti to terminate the Merger Agreement to accept a Superior Proposal after complying with certain requirements. In addition, either party may terminate the Merger Agreement if the Merger is not consummated on or before March 19, 2019. The Merger Agreement further provides that Cotiviti may be required to pay Verscend a termination fee of $100 million under certain specified circumstances. The Merger Agreement also provides that Verscend may be required to pay Cotiviti a termination fee of $217.5 million under certain specified circumstances.

        Verscend has obtained financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses (the "Financing"). The Veritas Capital Fund VI, L.P. has committed to capitalize Verscend, immediately prior to the Effective Time, with an aggregate equity contribution of up to $790 million, subject to the terms and conditions set forth in an equity commitment letter. JPMorgan Chase Bank, N.A. (together with certain of its affiliates, the "Lenders") has agreed to provide Verscend and Verscend Holding Corp. (Verscend's immediate parent) with debt financing in an aggregate principal amount of up to $4,615 million on the terms set forth in a debt commitment letter. Additionally, Verscend and Verscend Holding Corp. have received a preferred equity commitment in an amount of up to $575 million on the terms set forth in a preferred equity commitment letter. The obligations of the Lenders to provide debt financing under the debt commitment letter, and the obligations of the preferred Investors (as defined in the preferred equity commitment letter) to provide preferred equity financing under the preferred equity commitment letter, in each case, are subject to customary terms and conditions. The Merger Agreement provides that Verscend and Verscend Holding Corp will use reasonable best efforts to do all things necessary or advisable to arrange or obtain the Financing as promptly as practicable following the date of the Merger Agreement and to consummate the Financing on or prior to the Effective Time. The Merger is not conditioned on Verscend's receipt of the Financing.

        This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Cotiviti in its public reports filed with the Securities and Exchange Commission ("SEC"). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Cotiviti, Verscend or Merger Sub or their respective affiliates.

        The Merger Agreement includes customary representations, warranties and covenants of Cotiviti, Verscend and Merger Sub made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, in accordance with and subject to the terms of the Merger Agreement. The assertions embodied in those representations and warranties were made for the principal purpose of establishing the circumstances in which the parties to the Merger Agreement may have the right not to consummate the transactions contemplated thereby (based on the closing conditions therein that relate to the accuracy of such representations and warranties), rather than establishing matters as facts, and the representations, warranties and covenants set forth in the Merger Agreement (i) may be subject to important qualifications and limitations agreed to by Cotiviti, Verscend and Merger Sub in connection with the negotiated terms thereof and (ii) are not intended to, and do not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to Cotiviti's SEC filings or may have been used for purposes of allocating risk among Cotiviti, Verscend and Merger Sub rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of Cotiviti, Verscend and Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants do not purport to be accurate as of the date of filing of this Form 8-K and may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Cotiviti. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about Cotiviti, Verscend and Merger Sub and their respective subsidiaries, affiliates and businesses that the respective companies include in reports, statements and other filings they may make with the SEC.

        The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Voting Agreement

        Concurrently with the execution of the Merger Agreement, certain stockholders of Cotiviti representing ownership of approximately 44% of the outstanding shares of common stock entered into a Voting and Support Agreement with Verscend (the "Voting Agreement") pursuant to which, among other things and subject to the terms and conditions therein, such stockholders agreed to vote their shares of Cotiviti common stock in favor of the adoption of the Merger Agreement and the transactions contemplated thereby, including the Merger, and against any alternative proposal. In addition, each stockholder party to the Voting Agreement waived appraisal rights. The Voting Agreement terminates upon the earliest to occur of (i) mutual consent by the stockholders party to the Voting Agreement and Verscend; (ii) the termination of the Merger Agreement in accordance with its terms prior to the Effective Time; (iii) the Cotiviti Board changing its recommendation that Cotiviti's stockholders adopt the Merger Agreement in accordance with the terms of and to the extent permitted by the Merger Agreement; (iv) the Effective Time; and (v) in the event the Merger Agreement is amended without the prior written consent of the stockholders party to the Voting Agreement and such amendment, among other things, decreases the amount or changes the form of Merger Consideration or otherwise is materially adverse to the stockholders party to the Voting Agreement relative to the other stockholders of Cotiviti.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

        On June 19, 2018, in connection with the signing of the Merger Agreement, the Cotiviti Board approved transaction bonus awards (the "Transaction Bonuses") for certain key employees of the company including four of its named executive officers (the "NEOs"), as follows:

David Beaulieu	$150,000.00
Bradley Ferguson	$300,000.00
Jonathan Olefson	$300,000.00
Nord Samuelson	$150,000.00

        The Transaction Bonuses were granted pursuant to a transaction bonus agreement, and will be paid to the NEOs within 30 days following the closing of the Merger, subject to the NEO's (i) continued employment through the Effective Date, and (ii) execution and non-revocation of a release of claims against Cotiviti.

Additional Information and Where to Find It

        This communication may be deemed solicitation material in respect of the proposed acquisition of Cotiviti by Verscend. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed merger, Cotiviti plans to file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. Cotiviti may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by Cotiviti with the SEC. BEFORE MAKING ANY VOTING DECISION, COTIVITI'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY COTIVITI WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents Cotiviti files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. Cotiviti makes available free of charge at www.Cotiviti.com (in the "Investors" section), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

        Cotiviti and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Cotiviti's stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of Cotiviti's directors and executive officers in Cotiviti's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 22, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on April 12, 2018. To the extent the holdings of Cotiviti securities by Cotiviti's directors and executive officers have changed since the amounts set forth in Cotiviti's proxy statement for its 2018 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC's website at www.sec.gov and Cotiviti's website at www.Cotiviti.com

Cautionary Statement Regarding Forward-Looking Statements

        This communication contains certain information, including financial estimates and statements as to the expected timing, completion and effects of the proposed merger between Cotiviti and Verscend, which may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results may differ materially. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, Cotiviti's current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project," "seek," "plan," "intend," "believe," "will," "may," "could," "continue," "likely," "should," and other words.

        The forward-looking statements contained in this communication, including without limitation statements regarding anticipated benefits and effects of the anticipated merger of Cotiviti and Verscend, delivering compelling value for shareholders, proposed end-to-end solutions of the combined company, and opportunities for expansion, are based on assumptions that Cotiviti has made in light of its industry experience and its perceptions of historical trends, current conditions, expected future developments and other factors that Cotiviti believes are appropriate under the circumstances. These statements are not guarantees of performance or results. These assumptions and Cotiviti's future performance or results involve risks and uncertainties (many of which are beyond Cotiviti's control). Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risk that the transaction will not close in the timeframe expected, or at all, the risk that the expected benefits and effects of the transaction will not be achieved, effects of regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: system interruptions or failures, including cyber-security breaches, identity theft or other disruptions that could compromise Cotiviti's information; Cotiviti's inability to successfully leverage its existing client base by expanding the volume of claims reviewed and cross-selling additional solutions; Cotiviti's clients declining to renew their agreements with Cotiviti or renewing at lower performance fee levels; Cotiviti's failure to innovate and develop new solutions for its clients; delays in implementing solutions; Cotiviti's failure to maintain or upgrade its operational platforms; inability to develop new clients; improvements to healthcare claims and retail billing processes reducing the demand for Cotiviti's solutions or rendering its solutions unnecessary; loss of a large client; early termination provisions in Cotiviti's contracts; Cotiviti's failure to accurately estimate the factors upon which it bases its contract pricing; Cotiviti's inability to manage its relationships with information suppliers, software vendors or utility providers; Cotiviti's inability to protect its intellectual property rights, proprietary technology, information, processes and know-how; Cotiviti's inability to execute its business plans including its inability to manage its growth; Cotiviti's inability to successfully integrate and realize synergies from any future acquisitions or strategic partnerships; Cotiviti's inability to realize the book value of intangible assets; Cotiviti's being required to pay significant refunds to CMS under its Medicare RAC contracts or significant changes to the Medicare RAC program; declines in contracts awarded through competitive bidding or Cotiviti's inability to re-procure contracts through the competitive bidding process; Cotiviti's success in attracting and retaining qualified employees and key personnel; Cotiviti's inability to expand its retail business; fluctuations in Cotiviti's results of operations; Cotiviti's failure to maintain effective internal controls; litigation, regulatory or dispute resolution proceedings, including claims or proceedings related to intellectual property infringements or claims not covered by insurance; healthcare spending fluctuations; consolidation among healthcare payers or retailers; slow development of the healthcare payment accuracy market; negative publicity concerning the healthcare payment industry or patient confidentiality and privacy; significant competition for Cotiviti's solutions; risks associated with international operations; general economic, political and market forces and dislocations beyond Cotiviti's control; variations in Cotiviti's revenue between reporting periods due to timing issues; Cotiviti's failure to comply with applicable federal, state, local and international privacy, security and data laws, regulations and standards; changes in regulations governing healthcare administration and policies, including governmental restrictions on the outsourcing of functions such as those that Cotiviti provides; changes in tax laws and rules or in their interpretation or enforcement; the timing and magnitude of shares purchased under Cotiviti's share repurchase program; risks related to Cotiviti's substantial indebtedness and holding company structure; volatility in bank and capital markets; provisions in Cotiviti's amended and restated certificate of incorporation; the occurrence of any event, change or other circumstances that could give rise to termination of the proposed transaction agreement; the failure of Cotiviti's stockholders to adopt the Merger Agreement; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or vendors) may be greater than expected following the announcement of the proposed transaction; risks associated with the disruption of management's attention from ongoing business operations due to the proposed transaction; the inability to obtain necessary regulatory approvals of the proposed transaction or the receipt of such approvals subject to conditions that are not anticipated; the impact of the proposed transaction on Cotiviti's credit rating; and the other important factors discussed under the caption "Risk Factors" in Cotiviti's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 22, 2018, along with its other reports filed with the SEC. Additional factors or events that could cause Cotiviti's actual performance to differ from these and other forward-looking statements may emerge from time to time, and it is not possible for Cotiviti to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of its assumptions prove incorrect, Cotiviti's actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

        Any forward-looking statement made in this communication speaks only as of the date on which it is made. Cotiviti undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 19, 2018, by and among and Verscend Technologies, Inc., Rey Merger Sub, Inc. and Cotiviti Holdings, Inc. (filed herewith)*

*
The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Cotiviti will furnish copies of any such schedules to the SEC upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2018	COTIVITI HOLDINGS, INC.
	By:	/s/ JONATHAN OLEFSON
		Name:	Jonathan Olefson
		Title:	Senior Vice President, General Counsel and Secretary

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES